Exhibit 23.2







                        CONSENT OF KRUMMRICH ENGINEERING

I hereby consent to the use of my name and the inclusion of my report dated March 16, 2001 the Report of Geo Petroleum, Inc. on Form 10KSB for the year ended December 31, 2000.







                                                     Dated: April 11, 2001


                                                     Krummrich Engineering

                                                By:  /s/  Craig Krummrich
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